FMI MUTUAL FUNDS, INC.

                       SUPPLEMENT DATED JUNE 29, 2004 TO
                     THE PROSPECTUS DATED OCTOBER 31, 2003

          The Board of Directors of FMI Mutual Funds, Inc. has approved an Agreement and Plan of Reorganization which provides for the tax-free reorganization of FMI Sasco Contrarian Value Fund into Phoenix Mid-Cap Value Fund, a newly created series of Phoenix-Aberdeen Worldwide Opportunities Fund. The investment adviser of Phoenix Mid-Cap Value Fund will be Phoenix Investment Counsel, a subsidiary of The Phoenix Companies, Inc., a New York Stock Exchange listed financial services company, and the sub-adviser will be Sasco Capital, Inc., the sub-adviser to the FMI Sasco Contrarian Value Fund. The Phoenix Mid-Cap Value Fund will have substantially the same investment objectives, policies, strategies and risks as the FMI Sasco Contrarian Value Fund.

          The reorganization is scheduled to take place on or about September 15, 2004 but is subject to the approval of the shareholders of the FMI Sasco Contrarian Value Fund and other conditions. Phoenix-Aberdeen Worldwide Opportunities Fund and FMI Mutual Funds, Inc. will send a proxy statement to the shareholders of the FMI Sasco Contrarian Value Fund describing in greater detail the proposed reorganization and the Phoenix Mid-Cap Fund prior to requesting shareholder approval of the reorganization.